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                                                                    EXHIBIT 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report on Form 10-Q (the "Form 10-Q") of Time Warner Entertainment Company, L.P., a Delaware limited partnership (the "Company"), for the quarter ended March 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned officers of the Company certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his respective knowledge:

         1. the Report fully complies, in all material respects, with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.







Dated:  May 15, 2003                /s/ Richard D. Parsons
                                    --------------------------------------------
                                    Richard D. Parsons
                                    Chief Executive Officer
                                    Time Warner Entertainment Company, L.P.


Dated:  May 15, 2003                /s/ Wayne H. Pace
                                    --------------------------------------------
                                    Wayne H. Pace
                                    Chief Financial Officer
                                    Time Warner Entertainment Company, L.P.




         A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.